                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: October 4, 2004
(Date of earliest event reported)

                       Banc of America Funding Corporation
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    333-109285            56-1930085
----------------------------   ---------------------   -------------------
(State or other jurisdiction   (Commission File No.)      (IRS Employer
     of incorporation)                                 Identification No.)

              214 North Tryon Street
            Charlotte, North Carolina                       21703
    -------------------------------------------         --------------
      Address of principal executive offices              (Zip Code)

Registrant's Telephone Number, including area code  (704) 386-2400


        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

            Attached as an exhibit are Collateral Term Sheets (as are defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Structural Term Sheets (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 9.01.  Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                 Description
-----------------           -----------------------------
       (99)                 Collateral Term Sheets and
                            Structural Term Sheets
                            prepared by Banc of America
                            Securities LLC in connection
                            with Banc of America Funding
                            Corporation, Mortgage
                            Pass-Through Certificates,
                            Series 2004-B

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BANC OF AMERICA FUNDING CORPORATION

October 4, 2004

                                          By:    /s/ Scott Evans
                                                 -------------------------
                                          Name:  Scott Evans
                                          Title: Senior Vice President

                                INDEX TO EXHIBITS

                                                    Paper (P) or
Exhibit No.   Description                           Electronic (E)
-----------   -----------------------------------   --------------
   (99)       Collateral Term Sheets and            E
              Structural Term Sheets
              prepared by Banc of America
              Securities LLC in connection
              with Banc of America Funding
              Corporation, Mortgage Pass-
              Through Certificates, Series 2004-B